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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): February 22, 2005
                                                   (February 15, 2005)

                          Altair Nanotechnologies Inc.
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             (Exact name of registrant as specified in its charter)

       Canada                       1-12497                  33-1084375
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   (State or other           (Commission File No.)         (IRS Employer
     jurisdiction                                       Identification No.)
  of incorporation)

                                 204 Edison Way
                               Reno, Nevada 89502
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (775) 858-3750


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                   (Former Name, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the
following   provisions  (see  General   Instruction  A.2.  below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)

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Item 1.01 Entry into a Material Definitive Agreement.

         On February 15, 2005, Altair Nanotechnologies Inc. (the "Company") consummated a public offering of 5,000,000 common shares at a purchase price of $4.05 per share. The prospectus used in such offering included, and each of the purchasers executed, a Securities Purchase Agreement in the form filed herewith as Exhibit 10.1 (the "Purchase Agreement"). The Purchase Agreement includes the terms of purchase, standard business and investor representations and warranties, conditions to closing and indemnification provisions (which indemnification provisions required the Company to indemnify the purchasers for substantially any claims associated with the transaction).

         In connection with the offering, the Company also entered into a Letter Agreement dated February 11, 2005 (the "Letter Agreement") with Maxim Group LLC ("Maxim"), a copy of which incorporated by reference into Item 9.01, under which it engaged Maxim as its exclusive financial adviser and placement agent for the offering. Pursuant to the Letter Agreement, the Company is required to pay Maxim Group a cash fee equal to 5% of the gross proceedings from the offering (which fee totaled $1,012,500) and to issue Maxim a warrant to purchase 250,000 common shares, representing 5% of the number of common shares sold in the offering. The warrant has an exercise price equal to $5.265 per share, representing 130% of the offering price, a four-year term and grants Maxim one-time demand and unlimited piggy back registration rights. A form of the warrant is attached hereto as Exhibit 4.1 We also agreed to reimburse the Maxim Group for actual costs, not to exceed $25,000 in the aggregate.

         Following the closing of the offering, issuance of the warrants to Maxim and exercise of various outstanding warrants and options to purchase common shares, the Company has, as of February 16, 2005, 57,993,975 common shares issued and outstanding. In addition, there are outstanding options to purchase 3,014,700 common shares granted under the under the Company's stock option plans and warrants to purchase 1,657,452 common shares.

Item 3.02  Unregistered Sales of Equity Securities

         As discussed in Item 1.01 above, the second paragraph of which is incorporated herein by reference, we agreed to issue to Maxim a warrant to purchase 250,000 common shares as of February 15, 2005. The warrant has an exercise price equal to $5.265 per share, representing 130% of the offering price, a four-year term and grants Maxim one-time demand and unlimited piggy back registration rights. A form of the warrant is attached hereto as Exhibit 4.1

         The warrant was offered and sold in reliance upon the exemption for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act, based upon the following: (a) Maxim represented and warranted to the Company that it was a registered broker-dealer and, therefore, an "accredited investor," as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education, and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the warrants, and Maxim represented and warranted that it was acquiring the securities for its own account and not with an intent to distribute such securities; (c) Maxim was provided with a copy of the most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K of the Company and all other information requested by it with respect to the Company; (d) Maxim acknowledged that all securities being purchased are "restricted securities" for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered with the SEC under the Securities Act or exempt from registration under the Securities Act; and (e) a legend has been placed on the certificates and other documents representing each such security stating that they are restricted and can only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

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Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

4.1      Form of Warrant issued to Maxim Group, LLC

10.1     Form of Securities Purchase Agreement

10.2 Letter Agreement dated February 11, 2005 between the Company and Maxim Group LLC (Incorporated by reference from the Current Report on Form 8-K filed by the Company on February 15, 2005).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Altair Nanotechnologies Inc.


     February 22, 2005                     By:       /s/ Edward Dickinson
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      Date                                          Edward Dickinson,
                                                    Chief Financial Officer


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